POWER OF ATTORNEY                                                EXHIBIT 24.1(b)
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Each of the undersigned, being a director or officer, or both, of GAYLORD CONTAINER CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint each of Marvin A. Pomerantz and Daniel P. Casey as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Corporation's Form 10-K for the Corporation's 2001 fiscal year and to file same, together with all exhibits thereto and other attachments and documents in connection therewith, with the Securities and Exchange Commission, the American Stock Exchange and any other regulatory authority, and to sign, file or deliver such further documents and to take such further actions in connection therewith as each of the undersigned might or could do in person and as each such attorney and agent deems necessary or desirable; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

SIGNATURE                                                                  TITLE


                                  Chairman, Chief Executive Officer and Director
-------------------------                          (Principal Executive Officer)
Marvin A. Pomerantz


                                                      Vice Chairman and Director
-------------------------                          (Principal Financial Officer)
Daniel P. Casey


                                                         Vice President, Finance
-------------------------                         (Principal Accounting Officer)
Jeffrey B. Park


/s/ Mary Sue Coleman                                                    Director
-------------------------
Mary Sue Coleman


/s/ Harve A. Ferrill                                                    Director
-------------------------
Harve A. Ferrill


/s/ John E. Goodenow                                                    Director
-------------------------
John E. Goodenow


/s/ David B. Hawkins                                                    Director
-------------------------
David B. Hawkins


/s/ Warren J. Hayford                                                   Director
-------------------------
Warren J. Hayford


/s/ Charles S. Johnson                                                  Director
-------------------------
Charles S. Johnson


/s/ Jerry W. Kolb                                                       Director
-------------------------
Jerry W. Kolb


/s/ Ralph L. MacDonald Jr.                                              Director
-------------------------
Ralph L. MacDonald Jr.